Prospectus supplement dated October 1, 2013
to the following prospectus(es):
Options prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective immediately, Nationwide will accept telephone requests for surrenders and loans under certain circumstances and subject to certain restrictions. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Consequently, the following provisions of this prospectus are amended accordingly:
1.	The following is hereby added to the "Surrender Privilege" section of the "Detailed Description of Policy Provisions" provision:
Surrender Privilege
Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center for current limitations and restrictions on surrender privileges.
2.	The following is hereby added to the "Loan Privilege" section of the "Detailed Description of Policy Provisions" provision:
Loan Privilege
Notwithstanding anything to the contrary set forth in this prospectus, loan requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center for current limitations and restrictions on loan privileges.
PROS-0242